18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 1 of 42 UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK _____________________________________ -----------------------------------------------------------------x In re: : Chapter 11 : HOOPER HOLMES, INC. : Case No. 18-23302 (RDD) D/B/A PROVANT HEALTH, et al., : : (Jointly Administered) Debtors.1 : -----------------------------------------------------------------x JOINT PLAN OF LIQUIDATION OF DEBTORS UNDER CHAPTER 11 OF THE BANKRUPTCY CODE FOLEY & LARDNER LLP Richard J. Bernard 90 Park Avenue New York, New York 10016-1314 Telephone: (212) 682-7474 Facsimile: (212) 687-2329 - and - John P. Melko (admitted pro hac vice) 1000 Louisiana Street, Suite 2000 Houston, TX 77002-2099 Telephone: (713) 276-5500 Facsimile: (713) 276-5555 Counsel for the Debtors and Debtors in Possession Dated: December 14, 2018 1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: Hooper Holmes, Inc. (9359); Hooper Distribution Services, LLC (6838); Hooper Wellness, LLC (6005); Accountable Health Solutions, LLC (9625); Hooper Information Services, Inc. (4927); Hooper Kit Services, LLC (8378); and Provant Health Solutions, LLC (8511). The location of the Debtors’ corporate headquarters is 560 N. Rogers Road, Olathe, KS 66286. - i -

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 2 of 42 TABLE OF CONTENTS ARTICLE I 1 ARTICLE II DEFINITIONS 1 2.1 Definitions. ................................................................................................................................ 1 ARTICLE III TREATMENT OF CERTAIN UNCLASSIFIED CLAIMS 13 3.1 Treatment of Allowed Administrative Expenses. ................................................................... 13 3.2 Treatment of Other Allowed Priority Claims. ......................................................................... 15 ARTICLE IV VOTING AND SUBSTANTIVE CONSOLIDATION 15 4.1 Voting; Presumptions. ............................................................................................................. 15 4.2 Substantive Consolidation; Merger. ........................................................................................ 15 4.3 Request for Substantive Consolidation. .................................................................................. 16 4.4 Intercompany Claims and Interests Among Debtors. .............................................................. 16 4.5 Tabulation of Votes. ................................................................................................................ 16 4.6 Reservation of Rights. ............................................................................................................. 17 ARTICLE V TREATMENT OF CLASSES OF CLAIMS AND INTERESTS 17 5.1 Treatment of Class 1 Claims (Priority Non-Tax Claims). ....................................................... 18 5.2 Treatment of Class 2 Claims (Miscellaneous Secured Claims). ............................................. 18 5.3 Treatment of Class 3 Claims (SWK Secured Claims). ............................................................ 18 5.4 Treatment of Class 4 Claims (SWK Deficiency Claims). ....................................................... 19 5.5 Treatment of Class 5 Claims (General Unsecured Claims). .................................................... 19 5.6 Treatment of Allowed Class 6 Interests. ................................................................................. 19 5.7 Treatment of Allowed Class 7 Subordinated Claims. ............................................................. 20 ARTICLE VI MEANS FOR IMPLEMENTATION OF THE PLAN INCLUDING TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES 20 6.1 Debtors’ Boards; Wind-Down and Dissolution. ..................................................................... 20 6.2 Matters Relating to the Liquidating Trust ............................................................................... 21 6.3 Execution and Ratification of Trust Agreement ...................................................................... 21 6.4 Transfer of Liquidating Trust Assets ....................................................................................... 21 6.5 Execution of Documents and Corporate Action ...................................................................... 22 6.6 Amendment of the Debtors’ Governance Documents ............................................................. 22 6.7 Termination of Hooper Holmes 401(k) Plan ........................................................................... 22 6.8 Termination of the Creditors’ Committee ............................................................................... 23 6.9 Implementation of Settlement Agreement; Rejected Contracts. ............................................. 23 6.10 Approval of Agreements. ........................................................................................................ 24 6.11 Distributions. ........................................................................................................................... 24 6.12 Cancellation and Surrender of Existing Debt Instruments, Interests and other Securities. ................................................................................................................................ 24 6.13 Release of Liens and Perfection of Liens. ............................................................................... 24 6.14 Objections. ............................................................................................................................... 25 6.15 Amendments to Claims; Claims Filed After the Confirmation Date. ..................................... 25 6.16 Reserves and Estimations. ....................................................................................................... 25 6.17 Undeliverable or Unclaimed Distributions. ............................................................................. 26 6.18 Transmittal of Distributions and Notices. ............................................................................... 26 6.19 Withholding Taxes. ................................................................................................................. 27 6.20 Retention of Rights to Pursue Causes of Action. .................................................................... 27 6.21 Allocation of Plan Distributions between Principal and Interest. ........................................... 27 6.22 Section 1146 Exemption. ........................................................................................................ 28 ARTICLE VII THE LIQUIDATING TRUST AND THE LIQUIDATING TRUSTEE 28 7.1 The Liquidating Trust .............................................................................................................. 28 - i -

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 3 of 42 7.2 Funding of Res of Trust ........................................................................................................... 28 7.3 Execution and Ratification of Trust Agreement ...................................................................... 30 7.4 The Liquidating Trustee .......................................................................................................... 30 7.5 Retention of Professionals ....................................................................................................... 30 7.6 Compensation of the Liquidating Trustee ............................................................................... 30 7.7 Liquidating Trust Expenses ..................................................................................................... 31 7.8 Liability; Indemnification ........................................................................................................ 31 7.9 Preparation of Final Tax Returns ............................................................................................ 31 7.10 Termination ............................................................................................................................. 31 7.11 Register of Liquidating Trust Interest ..................................................................................... 32 7.12 Transferability of Interests in Liquidating Trust ..................................................................... 32 7.13 Exclusive Jurisdiction of the Bankruptcy Court to Hear Matters Relating to the Liquidating Trust ..................................................................................................................... 32 ARTICLE VIII EXCULPATION 32 ARTICLE IX CONDITIONS TO OCCURRENCE OF THE EFFECTIVE DATE 33 9.1 Conditions to Occurrence of the Effective Date. ..................................................................... 33 9.2 Waiver of Conditions to Occurrence of the Effective Date. .................................................... 33 ARTICLE X EFFECT OF PLAN CONFIRMATION; INJUNCTION 33 10.1 Effect of Plan Confirmation. ................................................................................................... 33 10.2 Injunction. ............................................................................................................................... 34 ARTICLE XI ADMINISTRATIVE PROVISIONS 34 11.1 Retention of Jurisdiction. ........................................................................................................ 34 11.2 Standing ................................................................................................................................... 36 11.3 Cram Down. ............................................................................................................................ 36 11.4 Modification of the Plan. ......................................................................................................... 37 11.5 Set-offs. ................................................................................................................................... 37 11.6 Compromise of Controversies. ................................................................................................ 37 11.7 Acceptance by Secretary of State. ........................................................................................... 37 11.8 Withdrawal or Revocation of the Plan. ................................................................................... 38 11.9 Successors and Assigns. .......................................................................................................... 38 11.10 Governing Law. ....................................................................................................................... 38 11.11 Notices. .................................................................................................................................... 38 11.12 No Admissions. ....................................................................................................................... 39 - ii -

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 4 of 42 ARTICLE I This Joint Plan of Liquidation (the “Plan”) is proposed by and on behalf of each Debtor under Chapter 11 of the Bankruptcy Code. Reference is made to the Disclosure Statement (the “Disclosure Statement”) accompanying the Plan for a discussion of the Debtors’ history, results of operations, historical financial information and properties, and for a summary and analysis of the Plan. Capitalized terms used but not defined herein have the meanings ascribed to them in the Bankruptcy Code or Bankruptcy Rules. Claims against, and Interests in, the Debtors will be treated as set forth herein. There may also be other agreements and documents, which will be filed with the Bankruptcy Court (as defined below), that are referenced in the Plan or the Disclosure Statement as exhibits and schedules. All such exhibits and schedules are incorporated into and are a part of the Plan as if set forth in full herein. ALL HOLDERS OF CLAIMS AGAINST OR INTERESTS IN A DEBTOR ARE ENCOURAGED TO READ THE PLAN AND THE DISCLOSURE STATEMENT IN THEIR ENTIRETY BEFORE VOTING TO ACCEPT OR REJECT THE PLAN. ARTICLE II DEFINITIONS The following terms used herein shall have the respective meanings defined below: 2.1 Definitions. Administrative Expense means expenses against one or more of the Debtors for costs and expenses of administration pursuant to sections 503(b), 507(a)(2), 507(b), or 1114(e)(2) of the Bankruptcy Code, including: (a) the actual and necessary costs and expenses incurred after the Petition Date and through the Effective Date of preserving the Estates and operating the businesses of the Debtors; (b) all fees and charges assessed against the Estates pursuant to chapter 123 of the Judicial Code, including, but not limited to, fees of the United States Trustee; and (c) Professional Fee Claims. Administrative Expense Bar Date shall have the meaning set forth in Section 3.1(d). AHS means Accountable Health Solutions, LLC. Allowed means with respect to Claims (a) any Claim against a Debtor, proof of which is timely Filed or by order of the Bankruptcy Court is not or will not be required to be Filed, (b) any Claim that has been or is hereafter listed in the Schedules as neither disputed, contingent or unliquidated, and for which no timely Filed proof of Claim has been Filed, or (c) any Claim allowed pursuant to this Plan and, in each such case in (a) and (b) above, as to which either (i) no objection to the allowance thereof has been Filed within the applicable period of time fixed by Page 1 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 5 of 42 this Plan, the Bankruptcy Code, the Bankruptcy Rules or the Bankruptcy Court or (ii) such an objection is so Filed and the Claim shall have been allowed pursuant to a Final Order (but only to the extent so allowed). Ballot Deadline means the date set by the Bankruptcy Court as the last date on which Ballots may be submitted. Ballots means the form of ballot that accompanies the Plan and the Disclosure Statement upon which holders of Impaired Claims entitled to vote on the Plan may indicate their acceptance or rejection of the Plan. Bankruptcy Code means Title 11 of the United States Code, as amended from time to time, in the form applicable to these Chapter 11 Cases. Bankruptcy Court means the United States Bankruptcy Court for the Southern District of New York having jurisdiction over the Chapter 11 Cases or such other court of competent jurisdiction as may obtain jurisdiction over the Chapter 11 Cases in the future. Bankruptcy Rules means the Federal Rules of Bankruptcy Procedure as promulgated by the United States Supreme Court under 28 U.S.C. § 2075, as amended from time to time, in the form applicable to these Chapter 11 Cases, and any local rules of the Bankruptcy Court. Bar Date(s) means the applicable deadline to File Claims in these Chapter 11 Cases, including the Administrative Expense Bar Date, the Claims Bar Date, the Professional Fee Bar Date, and the Rejection Claims Bar Date. Board means the board of directors or the board of managers of each Debtor, as applicable. Business Day means any day, excluding Saturdays, Sundays, or “legal holidays” (as defined in Bankruptcy Rule 9006(a)). Cash means cash and cash equivalents, including bank deposits, checks, and other similar items in legal tender of the United States of America. Cause of Action means any action, claim, cause of action, controversy, demand, right, action, lien, indemnity, guaranty, suit, obligation, liability, damage, judgment, account, defense, offset, power, privilege, license, and franchise of any kind or character whatsoever, whether known or unknown, contingent or non-contingent, matured or unmatured, suspected or unsuspected, liquidated or unliquidated, disputed or undisputed, secured or unsecured, assertable directly or derivatively, whether arising before, on, or after the Petition Date, in contract or in tort, in law, or in equity or pursuant to any other theory of law. For the avoidance of doubt, “Cause of Action” includes: (a) any right of setoff, counterclaim, or recoupment and any claim for breach of contract or for breach of duties imposed by law or in equity; (b) the right to object to Claims; (c) any Claim pursuant to section 362 or chapter 5 of the Bankruptcy Code; (d) any equitable remedy, including, without limitation, any claim for equitable subordination, equitable Page 2 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 6 of 42 disallowance, or unjust enrichment; (e) any claim or defense including fraud, mistake, duress, and usury, and any other defenses set forth in section 558 of the Bankruptcy Code; and (f) any cause of action or claim arising under any state or foreign law fraudulent transfer or similar claim. Century means Century Equity Partners, LLC and its affiliates. Century Claim means any Claim held by Century, including, but not limited to, Claims arising under the Century Note. Century Note means that certain Subordinated Promissory Note, dated May 11, 2017, by and between Century and PHS. Chapter 5 means chapter 5 of the Bankruptcy Code. Chapter 5 Causes of Action means any and all Causes of Action arising under sections 510, 544 through 551 and 553 or otherwise arising under chapter 5 of the Bankruptcy Code. Chapter 7 means chapter 7 of the Bankruptcy Code. Chapter 11 means chapter 11 of the Bankruptcy Code. Chapter 11 Cases means (a) when used with reference to a particular Debtor, the case pending for that Debtor under chapter 11 of the Bankruptcy Code in the Bankruptcy Court and (b) when used with reference to all of the Debtors, the procedurally consolidated and jointly administered chapter 11 cases pending for the Debtors in the Bankruptcy Court. Claim means any right to (a) payment from any Debtor, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured, known or unknown, or (b) an equitable remedy for breach of performance if such breach gives rise to a right of payment from any Debtor, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured, known or unknown. Claim Objection Deadline shall have the meaning set forth in Section 6.13. Claims Bar Date means (i) the general claims bar date, which occurs on December 14, 2018, requiring creditors to File proofs of Claim in the Chapter 11 Cases and (ii) the governmental units claims bar date, which is February 25, 2019. Class means any group of substantially similar Claims or Interests classified by the Plan pursuant to § 1122. Page 3 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 7 of 42 Collateral means any property or interest in property of the Estates subject to a Lien to secure the payment or performance of a Claim, which Lien is not subject to avoidance under the Bankruptcy Code. Confirmation means the entry of the Confirmation Order on the docket maintained by the Bankruptcy Court with respect to the Chapter 11 Cases. Confirmation Date means the date on which the Confirmation Order is entered on the docket maintained by the Bankruptcy Court with respect to the Chapter 11 Cases. Confirmation Hearing means the combined hearing held by the Bankruptcy Court regarding approval of the Disclosure Statement and Confirmation of the Plan pursuant to sections 105(d), 1125 and 1129 of the Bankruptcy Code, as such hearing may be adjourned or continued from time to time. Confirmation Order means the order of the Bankruptcy Court confirming the Plan pursuant to section 1129 of the Bankruptcy Code. Creditor means any Entity that is the holder of a Claim that arose on or before the Petition Date or a Claim of the kind specified in sections 502(g), 502(h) or 502(i) of the Bankruptcy Code. Creditors’ Committee means the Official Committee of Unsecured Creditors in the Chapter 11 Cases, as appointed by the Office of the United States Trustee and reconstituted from time to time, which members are identified in the Disclosure Statement. Debtors means, collectively, Hooper Holmes, PHS, HKS, Hooper Wellness, HDS, HIS, and AHS. Deficiency Claim means with respect to a Claim that is partially secured by Collateral, the amount by which the Allowed amount of such Claim exceeds the value of the Collateral. DIP Order means the Final Order (1) Authorizing the Debtors to Obtain Postpetition Financing, Granting Senior Postpetition Security Interests and According Superpriority Administrative Expense Status Pursuant to Section 364(c) and 364(d) of the Bankruptcy Code, (2) Authorizing the Use of Cash Collateral, (3) Granting Adequate Protection, (4) Modifying the Automatic Stay, and (5) Granting Related Relief [Docket No. 156]. Disallowed means, when used with respect to a Claim or an Interest, a Claim or an Interest that has been disallowed pursuant to a Final Order. Disclosure Statement means the Disclosure Statement in Support of Joint Plan of Liquidation, including all exhibits, schedules, amendments, supplements and modifications thereto. Page 4 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 8 of 42 Disputed Claim means, in reference to a Claim or any portion thereof (a) which has been or hereafter is listed on the Schedules as unliquidated, contingent, or disputed, and which has not been resolved by written agreement of the parties or a Final Order of the Bankruptcy Court, (b) proof of which was required to be Filed by order of the Bankruptcy Court but as to which a proof of Claim was not timely or properly Filed, (c) proof of which was timely and properly Filed and which has been or hereafter is listed on the Schedules as unliquidated, disputed or contingent, (d) proof of which has been timely and properly Filed but such Claim has been designated on the proof of Claim as unliquidated, contingent, or disputed, or in zero or unknown amount and has not been resolved by written agreement of the parties or a Final Order of the Bankruptcy Court (e) that is disputed in accordance with the provisions of the Plan, or (f) as to which the Debtors or the Liquidating Trustee, as applicable, have interposed a timely objection or request for estimation in accordance with the Bankruptcy Code, the Bankruptcy Rules, and any orders of the Bankruptcy Court, or is otherwise disputed by the Debtors or the Liquidating Trustee, as applicable, in accordance with applicable non-bankruptcy law including any action or proceeding pending in a non-bankruptcy forum, which objection, request for estimation, or dispute has not been withdrawn or determined by a Final Order; provided, however, that for purposes of determining whether a particular Claim is a Disputed Claim prior to the expiration of any period of limitation fixed for the interposition by the Debtors or the Liquidating Trustee, as applicable, of objections to the allowance of Claims, any Claim that is not an Allowed Claim shall be deemed a Disputed Claim. Disputed Claims Reserve means the reserve established by the Liquidating Trustee for the benefit of holders of Disputed Claims. Distribution means the payment or distribution under the Plan of Cash, assets, securities or instruments evidencing an obligation under the Plan or other consideration on property of any nature to any holder of an Allowed Claim. Distribution Date(s) means the date or dates, occurring on or as soon as reasonably practicable after the Effective Date, upon which Distributions are made pursuant to the terms of the Plan to holders of Allowed Claims. Effective Date means a Business Day selected by the Debtors after which all conditions to the occurrence of the Effective Date set forth in Section 9.1 have been satisfied or duly waived under Section 9.2. Entity shall have the meaning set forth in section 101(15) of the Bankruptcy Code. Estate means, as to each Debtor, the estate of a Debtor created pursuant to section 541 of the Bankruptcy Code upon the Petition Date. Estate Remaining Funds means, all remaining Estate Cash, including, but not limited to, $650,000.00 in Cash from the Sale Proceeds, which shall be transferred to the Liquidating Trust upon the Effective Date pursuant to the terms of this Plan; provided, however, the Estate Remaining Funds shall not include the SWK Collateral. Page 5 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 9 of 42 Exculpated Persons shall have the meaning set forth in Section 11.13. Executory Contracts mean executory contracts and unexpired leases (to which any Debtor is a party) as such terms are used in section 365 of the Bankruptcy Code, including any amendments, supplements, modifications or restatements thereof or thereto. Face Amount means: (a) with respect to a particular Claim, (i) if the Claim is listed in the Schedules and the holder of such Claim has not timely Filed a proof of Claim, the amount of such Claim that is listed in the Schedules as not disputed, contingent or unliquidated; or (ii) if the holder of such Claim has timely Filed a proof of Claim, the liquidated amount stated in such proof of Claim, or such amount as is determined by the Final Order of the Bankruptcy Court; (b) in the case of an Administrative Expense, the liquidated amount set forth in any application Filed with respect thereto, or the amount set forth in the Debtors’ books and records or such amount as is determined pursuant to a Final Order; or (c) in all other cases, zero or such amount as shall be fixed or estimated pursuant to a Final Order. Fee Application means an application to the Bankruptcy Court for allowance of a Professional Fee Claim pursuant to sections 328 or 330 of the Bankruptcy Code and Bankruptcy Rule 2016(a). File, Filed or Filing means file, filed or filing with the Bankruptcy Court in the Chapter 11 Cases. Final Order means an order or judgment of the Bankruptcy Court, which has not been reversed, amended, vacated or stayed and as to which (a) the time to appeal, petition for certiorari or move for a new trial, reargument or rehearing has expired and as to which no appeal, petition for certiorari or other proceedings for a new trial, reargument or rehearing shall then be pending or (b) if an appeal, writ of certiorari, new trial, reargument or rehearing thereof has been sought, such order or judgment of the Bankruptcy Court shall have been affirmed by the highest court to which such order was appealed, or certiorari shall have been denied or a new trial, reargument or rehearing shall have been denied or resulted in no modification of such order, and the time to take any further appeal, petition for certiorari or move for a new trial, reargument or rehearing shall have expired; provided, however, that the possibility that a motion under Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules, may be Filed relating to such order, shall not cause such order not to be a Final Order. General Unsecured Claim means any Claim against a Debtor that is not a Secured Claim; or (ii) an Administrative Expense, Priority Tax Claim, Priority Non-Tax Claim, a Miscellaneous Secured Claim, or a Subordinated Claim. General Unsecured Claims shall include the Century Claim in the event the Court does not sustain this Plan’s classification of the Century Claim as a Class 7A Subordinated Claim. Governance Documents means any charter, certificate of incorporation, certificate of formation, bylaws, limited liability company agreements (or any other formation and organizational documents) of the Debtors in effect as of the Petition Date, as such documents Page 6 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 10 of 42 may be amended from time to time, and any such documents put into effect subsequent to the Petition Date. Governmental Unit shall have the meaning set forth in section 101(27) of the Bankruptcy Code. HDS means Hooper Distribution Services, LLC. HIS means Hooper Information Services, Inc. HKS means Hooper Kit Services, LLC. Holder means an Entity holding a Claim or an Interest, as applicable. Hooper Holmes means Hooper Holmes, Inc. d/b/a Provant Health. Hooper Holmes 401(k) Plan means that Hooper Holmes, Inc. 401(k) Plan and Trust which was adopted effective July 1, 1982. Hooper Holmes 401(k) Plan Termination Date shall mean November 30, 2018. Hooper Wellness means Hooper Wellness, LLC Impaired means with respect to a Claim, impaired within the meaning of section 1124 of the Bankruptcy Code. Intercompany Claim means a Claim held by any Debtor against any other Debtor based on any fact, action, omission, occurrence or transaction that occurred or came into existence prior to or after the Petition Date, including without limitation, any Administrative Expenses or other account receivable, account payable, contribution claim, or Cause of Action asserted by one Debtor against another Debtor. Interest means an (a) ownership interest in a corporation, whether or not transferable or denominated “stock,” member interest, or similar security; (b) ownership interest of a limited partner in a limited partnership; (c) ownership interest of a general partner in a partnership; (d) ownership interest of a joint venture partner in a joint venture; (e) ownership interest of a member in a limited liability company; (f) ownership interest in an entity not covered by (a) through (e) above; or (g) any warrant, option, or right, contractual or otherwise, to acquire or receive the interests in (a) through (f) above. Lien means a “lien” as defined in section 101(37) of the Bankruptcy Code and, with respect to any asset, includes, without limitation, any mortgage, lien, pledge, charge, security interest or other encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest in respect of such asset. Liquidating Trust means the liquidating trust created as provided in the Plan pursuant to the Liquidating Trust Agreement for the benefit of the Liquidating Trust Beneficiaries. Page 7 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 11 of 42 Liquidating Trustee means that person/entity to be identified in the Liquidating Trust Agreement to be filed as part of the Plan Supplement, and such Person’s successors and assigns. Liquidating Trust Administrative Expenses Reserve means an amount reserved as provided in Section 6.4 of the Plan to pay any expenses of the Liquidating Trust and any Allowed Administrative Expenses, Priority Tax Claims, or Priority Non-Tax Claims in accordance with the Plan. Liquidating Trust Agreement means that certain liquidating trust agreement, dated as of the Effective Date, between the Debtors and the Liquidating Trustee in accordance with this Plan, including Article VII hereof, as the same may be amended or supplemented in accordance with the terms thereof. Liquidating Trust Assets means all property of the Estates including, without limitation, (a) all Causes of Action not otherwise released or settled in the Chapter 11 Cases or under the Plan herein, and (b) the Estate Remaining Funds. Except as otherwise prescribed by this Plan or the Liquidating Trust Agreement, the Liquidating Trust Assets shall be transferred to the Liquidating Trust by the Debtors, Holders of Claims, and Holders of Interests, or by any other Person then in possession of Liquidating Trust Assets, as applicable, on the Effective Date. Liquidating Trust Beneficiaries (each a “Liquidating Trust Beneficiary”) means all holders of Allowed General Unsecured Claims and, until such Claims are satisfied, the holders of other Allowed Claims to be paid by the Liquidating Trust under the Plan. Liquidating Trust Interests means, with respect to the Liquidating Trust, the interests created in the Liquidating Trust which entitle Liquidating Trust Beneficiaries to receive Distributions in accordance with the Liquidating Trust Agreement. Miscellaneous Secured Claim means a Secured Claim that is not a SWK Secured Claim. Person means person as defined in section 101(41) of the Bankruptcy Code. Petition Date means August 27, 2018, the date on which the Debtors commenced the Chapter 11 Cases. PHS means Provant Health Solutions, LLC. PHS 401(k) Plan means that certain Provant Health Solutions LLC 401(k) Plan and Trust, effective as of January 1, 2009. The PHS 401(k) Plan merged into the Hooper Holmes 401(k) Plan effective July 1, 2018. Plan means this Joint Chapter 11 Plan of Liquidation, dated as of December 14, 2018, including, without limitation, the annexes, exhibits and schedules hereto, as the same may be amended or modified from time to time in accordance with the Confirmation Order, the provisions of the Bankruptcy Code and the terms hereof. Page 8 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 12 of 42 Plan Documents means, collectively, the documents and agreements (and the exhibits, schedules, annexes and supplements thereto) necessary to implement, or entered into in connection with, the Plan, including, without limitation, the Disclosure Statement, the Disclosure Statement Order, the Plan, the Plan Supplement(s), the Liquidating Trust Agreement, and each of the exhibits and schedules to the Plan. Plan Supplement means the compilation of documents and forms of documents, schedules, and exhibits to the Plan, to be Filed at least seven (7) calendar days before the Confirmation Hearing, and any additional documents or schedules Filed before the Effective Date as supplements or amendments to the Plan Supplement, including, without limitation, the Liquidating Trust Agreement. Any reference to the Plan Supplement in this Plan, including, without limitation, the Liquidating Trust Agreement, shall include each of the documents identified above. The Debtors shall have the right to amend the documents contained in, and exhibits to, the Plan Supplement through the Effective Date; provided that the Liquidating Trust Agreement may only be amended or supplemented through the Effective Date with the consent of the Creditors’ Committee. Priority Non-Tax Claim means any Claim entitled to priority in payment under section 507(a) of the Bankruptcy Code, other than an Administrative Expense or a Priority Tax Claim. Priority Tax Claim means any Claim of a Governmental Unit of the kind specified in section 507(a)(8) of the Bankruptcy Code. Professional means any Entity employed pursuant to an order of the Bankruptcy Court in accordance with sections 327 or 1103 of the Bankruptcy Code and to be compensated for services rendered on or prior to the Effective Date pursuant to sections 327, 328, 329, 330 and 331 of the Bankruptcy Code. Professional Fee Bar Date means the first business day that is sixty (60) days after the Effective Date or such other date as approved by Final Order of the Bankruptcy Court. Professional Fee Claim means a Claim of a Professional for compensation or reimbursement of expenses relating to services incurred from the Petition Date through the Effective Date. Purchase Agreement means the Amended and Restated Asset Purchase Agreement, dated as of September 25, 2018, by and among the Debtors and Summit, together with the exhibits and schedules thereto, as may be further amended, modified, supplemented and/or restated as provided therein. Ratable Proportion means, with reference to any Distribution on account of an Allowed Claim in a given Class, a Distribution equal in amount to the ratio (expressed as a percentage) that the amount of such Claim bears to the aggregate amount of all Allowed Claims in such Class. Page 9 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 13 of 42 Rejected Contract means an Executory Contract (a) previously rejected by the Debtors by an order of the Bankruptcy Court, or (b) deemed rejected effective as of the Effective Date, or such other date as may be agreed to by the parties to the Executory Contract or as ordered by the Bankruptcy Court. Rejection Claim means any Claim arising from a Rejected Contract, including any Claim of (a) a lessor for damages resulting from the rejection of a lease of real property as any such Claim shall be calculated in accordance with section 502(b)(6) of the Bankruptcy Code, or (b) an employee for damages resulting from the rejection of an employment agreement as any such Claim shall be calculated in accordance with section 502(b)(7) of the Bankruptcy Code. A Rejection Claim shall constitute a General Unsecured Claim. Rejection Claims Bar Date means the latter of (a) the Bar Date and (b) any date the Bankruptcy Court may fix in the applicable order authorizing such rejection and, if no date is provided, 30 days from the date of entry of such order by the Bankruptcy Court. Sale Order means that Order (I) Approving Purchase Agreement and Related Transition Services Agreement among Debtors and Purchaser, (II) Authorizing Sale of Certain Debtors’ Assets Free and Clear of Liens, Claims, Interests, and Encumbrances, (III) Authorizing Assumption and Assignment of Certain Executory Contracts in Connection Therewith, and (IV) Granting Related Relief [Docket No. 188]. Sale Proceeds means the sale proceeds generated by the Sale Transaction. Sale Transaction means the sale of substantially all of the Debtors’ assets to Summit, including certain Executory Contracts that were or will be assumed and assigned to Summit, on the terms and conditions set forth in the Purchase Agreement and approved by the Sale Order. Schedules means the Schedules of Assets and Liabilities Filed by the Debtors under § 521 and Bankruptcy Rule 1007 in the Chapter 11 Cases, as amended from time to time. Secured Claim means, when referring to a Claim: (a) secured by a Lien on property in which an Estate has an interest, which Lien is valid, perfected, and enforceable pursuant to applicable law or by reason of a Bankruptcy Court order, or that is subject to setoff pursuant to section 553 of the Bankruptcy Code, to the extent of the value of the creditor’s interest in the Estate’s interest in such property or to the extent of the amount subject to setoff, as applicable, as determined pursuant to section 506(a) of the Bankruptcy Code, or (b) Allowed pursuant to the Plan as a Secured Claim. Stamp or Similar Tax means any stamp tax, recording tax, conveyance fee, intangible or similar tax, mortgage tax, personal or real property tax, real estate transfer tax, sales tax, use tax, transaction privilege tax (including, without limitation, such taxes on prime contracting and owner-builder sales), privilege taxes (including, without limitation, privilege taxes on construction contracting with regard to speculative builders and owner builders), and other similar taxes imposed or assessed by any governmental unit. Page 10 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 14 of 42 Statement of Financial Affairs means the Statement of Financial Affairs Filed by the Debtors under section 521 of the Bankruptcy Code and Bankruptcy Rule 1007 in the Chapter 11 Cases, as amended from time to time. Subordinated Claim means any Claim which by its terms or by order of the Bankruptcy Court is subordinated to the payment of General Unsecured Claims, including any Claim which is subordinated to the payment of another Claim pursuant to any applicable provision of the Bankruptcy Code (including section 510 thereof) or applicable non-bankruptcy law. Summit means Summit Health, Inc. SWK means SWK Funding LLC. SWK Claim means, collectively, the SWK Secured Claim and SWK Deficiency Claim. SWK Collateral means all assets of the Debtors’ estates other than Causes of Action, but shall not include funds carved out from SWK’s Liens pursuant to the Sale Order, including, without limitation, (i) $650,000 of Sale Proceeds included in the Estate Remaining Funds, and (ii) the Estate funds carved-out in each of the: (a) DIP Order, (b) budget attached to the TSA, and (c) Wind-Down Budget. SWK Deficiency Claim means any SWK Claim that is not a SWK Secured Claim. SWK Secured Claim means any SWK Claim that is a Secured Claim. TSA means the Transition Services Agreement, dated as of October 10, 2018, by and among the Debtors and Summit, attached as Exhibit B to the Sale Order. Unimpaired means a Claim that is not Impaired. Wind-Down Budget means the Hooper Holmes Wind-Down Budget attached as Exhibit D to the Sale Order. 2.2 Interpretation, Rules of Construction, Computation of Time, and Choice of Law. (a) The provisions of the Plan shall control over any descriptions thereof contained in the Disclosure Statement. (b) Any term used in the Plan that is not defined in the Plan, either in this Article II or elsewhere, but that is used in the Bankruptcy Code or the Bankruptcy Rules shall have the meaning assigned to that term in (and shall be construed in accordance with the rules of construction under) the Bankruptcy Code or the Bankruptcy Rules. Without limiting the foregoing, the rules of construction set forth in section 102 of the Bankruptcy Code shall apply to the Plan, unless superseded herein. Page 11 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 15 of 42 (c) Unless specified otherwise in a particular reference, all references in the Plan to Articles, Sections and Exhibits are references to Articles, Sections and Exhibits of or to the Plan. (d) Any reference in the Plan to a contract, document, instrument, release, bylaw, certificate, indenture or other agreement being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions. (e) Any reference in the Plan to an existing document or Exhibit means such document or Exhibit as it may have been amended, restated, modified or supplemented as of the Effective Date without limitation to the provisions set forth in this Plan. (f) Captions and headings to Articles and Sections in the Plan are inserted for convenience of reference only and shall neither constitute a part of the Plan nor in any way affect the interpretation of any provisions hereof. (g) In computing any period of time prescribed or allowed by the Plan, the provisions of Bankruptcy Rule 9006(a) shall apply. (h) All exhibits, annexes and schedules to the Plan are incorporated into and constituted a part of the Plan, and shall be deemed to be included in the Plan, regardless of when Filed. (i) Subject to the provisions of any contract, certificate, bylaws, instrument, release, indenture or other agreement or document entered into in connection with the Plan, the rights and obligations arising under the Plan shall be governed by, and construed and enforced in accordance with, federal law, including the Bankruptcy Code and Bankruptcy Rules. (j) Where applicable, references to the singular shall include the plural, and vice versa, an pronouns stated in the masculine, feminine, or neuter gender shall including the masculine, feminine, and the neuter gender. (k) Any reference to an Entity as a Holder of a Claim or Interest includes that Entity’s successors and assigns. (l) Unless otherwise specified, the words “herein,” “hereof,” and “hereto” refer to the Plan in its entirety rather than a particular portion of the Plan. (m) All references to docket numbers of documents Filed in the Chapter 11 Cases are references to the docket numbers under the Bankruptcy Court’s CM/ECF system. (n) All references in the Plan to monetary figures shall refer to currency of the United States of America, unless otherwise expressly provided. Page 12 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 16 of 42 ARTICLE III TREATMENT OF CERTAIN UNCLASSIFIED CLAIMS In accordance with section 1123(a)(l) of the Bankruptcy Code, Administrative Expenses and Priority Tax Claims have not been classified and thus are excluded from the Classes of Claims and Interests set forth in Article III hereof. These unclassified Claims are Unimpaired and treated as follows: 3.1 Treatment of Allowed Administrative Expenses. (a) Administrative Expenses. Subject to the deadlines set forth herein, unless otherwise agreed to by the Holder of an Allowed Administrative Expense and the Debtors or, following the Effective Date, the Liquidating Trust, each Holder of an Allowed Administrative Expense against a Debtor shall receive Cash equal to the unpaid portion of such Allowed Administrative Expense on or as soon as reasonably practicable after the later of: (i) the Effective Date; and (ii) the date on which such Administrative Expense becomes Allowed; provided, however, that, holders of Administrative Expenses pursuant to section 503(b)(9) of the Bankruptcy Code must have filed an application for such expenses by the Claims Bar Date, as provided in the Order (I) Setting Bar Dates for Submitting Proofs of Claims, (II) Approving Procedures for Submitting Proofs of Claim, and (III) Approving Notice Thereof [Docket No. 226]; and provided further, a Governmental Unit shall not be required to file a request for the payment of an Administrative Expense of the kind described in sections 503(b)(1)(B) or 503(b)(1)(C) of the Bankruptcy Code. Notwithstanding the foregoing, an Allowed Administrative Expense may be paid on such other terms and conditions as are agreed to between the Debtors or the Liquidating Trust and the holder of such Allowed Administrative Expense. (b) Professional Fee Claims. (i) Each Professional who holds or asserts an Administrative Expense that is a Professional Fee Claim shall be required to file with the Bankruptcy Court, and to serve on all parties required to receive notice, a final Fee Application on or before the Professional Fee Bar Date. The failure to timely file the Fee Application shall result in the Professional Fee Claim being forever barred and discharged. A Professional Fee Claim with respect to which a Fee Application has been properly and timely filed pursuant to this Section 3.1 shall be treated and paid only to the extent approved by order of the Bankruptcy Court. No Professional Fee Claims shall be allowed on account of any services rendered by a Professional whose retention with respect to the Chapter 11 Cases has not been approved by the Bankruptcy Court. (ii) The fees Professionals retained by the Debtors through the Effective Date shall be Allowed to the aggregate limits set forth for each Debtors’ Professional in the: (a) DIP Order, (b) budget attached to the TSA, and (c) Wind-Down Budget. Such Professional fees will not be paid from the Estate Remaining Funds; provided, however, the out- of-pocket expenses of such Debtors’ Professionals may be paid from the Estate Remaining Funds to the extent that amounts allocable to the Debtors’ Professionals from (a)-(c) above are Page 13 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 17 of 42 insufficient to pay such expenses in full. Notwithstanding the foregoing, the fees of each Professional retained by the Debtors may be Allowed in amounts greater than the budgeted amounts noted above and may be paid from the Estate Remaining Funds, in the sole discretion of the Creditors’ Committee or Liquidating Trustee, as applicable. If there are any remaining funds remaining from such amounts allocated to the Debtors’ Professionals after the payment of the Allowed fees and expenses of such Professionals, such surplus shall be treated as Estate Remaining Funds. (iii) The fees of each Professional retained by the Creditors’ Committee’s through the Effective Date shall be Allowed to the limits set forth in the: (a) DIP Order and (b) Wind-Down Budget. In addition to the foregoing, the fees of each Professional retained by the Creditors’ Committee incurred in connection with prosecution of confirmation of the Plan and any litigation pursued on behalf of the Debtors’ estates shall be Allowed notwithstanding any limits imposed by the DIP Order and Wind-Down Budget. If there are any remaining funds remaining from such amounts allocated to the Creditors’ Committee’s Professionals after the payment of Allowed fees and expenses of such Professionals, such surplus shall be treated as Estate Remaining Funds. (c) Statutory Fees. All fees payable on or before the Effective Date (i) pursuant to 28 U.S.C. § 1930, together with interest, if any, pursuant to 31 U.S.C. § 3717, and (ii) to the United States Trustee, shall be paid by the Debtors on or before the Effective Date. All such fees payable after the Effective Date shall be paid by the Liquidating Trust until the Chapter 11 Cases are closed, converted, or dismissed. (d) Administrative Expense Bar Dates. (i) Except as provided in Section 3.1(b) and (c), requests for payment of Administrative Expenses must be Filed no later than sixty (60) days after the Effective Date (the “Administrative Expense Bar Date”). Holders of Administrative Expenses that do not File such requests by the Administrative Expense Bar Date shall be forever barred from asserting such Administrative Expenses against the Debtors, the Liquidating Trust or any of their property. (ii) All Professionals asserting a Professional Fee Claim pursuant to sections 327, 328, 330, 331 or 503(b) of the Bankruptcy Code for services rendered prior to the Effective Date shall File and serve on the Liquidating Trust an application for final allowance of compensation and reimbursement of expenses no later than the Professional Fee Bar Date. The Liquidating Trustee shall not be obligated to review, investigate, evaluate, analyze, or object to Professional Fee Claims relating to services rendered and expenses incurred prior to the Effective Date. To the extent allowed by the Bankruptcy Court and the terms herein, pre- Effective Date fees for services rendered and expenses incurred by Professionals will be paid by the Liquidating Trust. (iii) Any professional fees and reimbursements or expenses incurred by the Liquidating Trust subsequent to the Effective Date may be paid without application to the Page 14 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 18 of 42 Bankruptcy Court, subject to the approval of the Liquidating Trustee. These post-Effective Date fees and expenses will be paid by the Liquidating Trust. 3.2 Treatment of Other Allowed Priority Claims. (a) Allowed Priority Tax Claims. Unless otherwise agreed to by the Holder of an Allowed Priority Tax Claim and the Debtors or, following the Effective Date, the Liquidating Trust, each holder of an Allowed Priority Tax Claim shall receive on account of such Allowed Priority Tax Claim payment in full in Cash of such Allowed Priority Tax Claim on or as soon as practicable after the later of (a) the Effective Date and (b) the date on which such Priority Tax Claim becomes an Allowed Priority Tax Claim. To the extent interest is required to be paid on any Allowed Priority Tax Claim, the rate of such interest shall be the rate determined under applicable non-bankruptcy law. ARTICLE IV VOTING AND SUBSTANTIVE CONSOLIDATION 4.1 Voting; Presumptions. (a) Acceptance by Impaired Classes. Each Impaired Class of Claims that will (or may) receive or retain property or any interest in property under the Plan shall be entitled to vote to accept or reject the Plan. An Impaired Class of Claims shall have accepted the Plan if (i) the holders (other than any holder designated under section 1126(e) of the Bankruptcy Code) of at least two-thirds in amount of the Allowed Claims actually voting in such Class have voted to accept the Plan and (ii) the holders (other than any holder designated under section 1126(e) of the Bankruptcy Code) of more than one-half in number of the Allowed Claims actually voting in such Class have voted to accept the Plan. (b) Voting Presumptions. Claims in Unimpaired Classes are conclusively deemed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code and, therefore, are not entitled to vote to accept or reject the Plan. Claims and Interests in Classes that do not entitle the holders thereof to receive or retain any property under the Plan are conclusively deemed to have rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code and, therefore, are not entitled to vote to accept or reject the Plan. 4.2 Substantive Consolidation; Merger. (a) As of the Effective Date, the assets, Claims and affairs of the Debtors and their respective Estates shall be substantively consolidated into the Estate of Hooper Holmes pursuant to section 105(a) of the Bankruptcy Code for all purposes, including for purposes of voting and Distribution. As a result of the substantive consolidation, on the Effective Date, all assets and liabilities of the Debtors and their Estates shall be deemed pooled for voting and Distribution purposes. All assets and liabilities of the Debtors shall be treated as though they were merged into the Estate of Hooper Holmes. Page 15 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 19 of 42 (b) Substantive consolidation of the Debtors shall constitute the de facto merger of the other Debtors into Hooper Holmes. Substantive consolidation shall not affect distributions from any insurance policies or the proceeds of such policies. (c) In the event that the Bankruptcy Court does not order substantive consolidation, the Debtors reserve the right to seek Confirmation of the Plan as to each Debtor individually or to withdraw as to any Debtor. Subject to the requirements of section 1129 of the Bankruptcy Code, neither the inability of the Debtors to obtain Confirmation of the Plan as to any Debtor nor the election of the Debtors to withdraw the Plan as to any Debtor shall impair the Confirmation or consummation of the Plan as to any other Debtor. 4.3 Request for Substantive Consolidation. (a) Substantive Consolidation. The Plan shall serve as a motion by the Debtors seeking entry of an order by the Bankruptcy Court substantively consolidating the Debtors and their Estates, and the Confirmation Order shall constitute an order of the Bankruptcy Court approving the substantive consolidation of the Debtors and their Estates. In the event that the Bankruptcy Court substantively consolidates some but not all of the Debtors, the Debtors reserve the right to proceed with Confirmation with no or partial substantive consolidation consistent with the Bankruptcy Court’s order. 4.4 Intercompany Claims and Interests Among Debtors. (a) If Substantively Consolidated. If substantive consolidation is ordered pursuant to this Article IV, (i) no Distributions shall be made under the Plan on account of any Intercompany Claims, Administrative Expenses, or Interests between and among any of the Debtors, (ii) for all purposes associated with Confirmation, including, without limitation, for purposes of tallying acceptances and rejections of the Plan, the Estates of the Debtors shall be deemed to be one consolidated Estate of Hooper Holmes, and (iii) all guarantees of any Debtor of the obligations of any other Debtor shall be eliminated so that any Claim against any Debtor and any guarantee thereof executed by any other Debtor and any joint and several liability of any Debtor shall be one obligation of the Debtors. (b) If Not Substantively Consolidated. If substantive consolidation is not ordered pursuant to this Article IV, there shall be no Distributions made on account of any Intercompany Claims, Administrative Expenses, or Interests between and among any of the Debtors. Pursuant to sections 1126(f) and 1126(g) of the Bankruptcy Code, holders of Intercompany Claims or Interests shall not be entitled to vote to accept or reject the Plan. 4.5 Tabulation of Votes. (a) If Substantively Consolidated. If the Debtors are substantively consolidated, the Debtors will tabulate votes on the Plan on a consolidated basis by Class for the purpose of determining whether the Plan satisfies sections 1129(a)(8) or (10) of the Bankruptcy Code, as applicable, for the consolidated Debtors. In that event, the Claims against the Debtors shall be voted in a single consolidated Class (e.g., holders of Class 5 Claims) against the Page 16 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 20 of 42 consolidated Debtors and shall be deemed to have voted in a single, consolidated class for purposes of determining whether the Plan satisfies sections 1129(a)(8) or (10) of the Bankruptcy Code, as applicable, with respect to the consolidated Debtors. (b) If Not Substantively Consolidated. If the Debtors are not substantively consolidated, the Debtors will tabulate all votes on the Plan on a non-consolidated basis by Class for the purpose of determining whether the Plan satisfies sections 1129(a)(8) or (10) of the Bankruptcy Code, as applicable, with respect to each Debtor. For each Debtor that satisfies sections 1129(a)(8) or (10) of the Bankruptcy Code, as applicable, and provided that all other requirements to Confirmation of the Plan are met, the Confirmation of this Plan as to such Debtor shall be deemed to occur by operation of the Plan. 4.6 Reservation of Rights. In the event that the Bankruptcy Court does not order substantive consolidation of the Debtors, then except as specifically set forth in the Plan: (a) nothing in the Plan or the Disclosure Statement shall constitute or be deemed to constitute an admission that one of the Debtors is subject to or liable for any Claim against any other Debtor; (b) Claims against multiple Debtors shall be treated as separate Claims with respect to each Debtor’s Estate for all purposes (including, without limitation, Distributions and voting), and such Claims shall be administered as provided in the Plan; and (c) the Debtors shall not, nor shall they be required to, resolicit votes with respect to the Plan, nor will the failure of the Bankruptcy Court to approve substantive consolidation of the Debtors alter the Distributions set forth in the Plan. In the event that the Bankruptcy Court does not order substantive consolidation, the Plan comprises a separate plan for each Debtor and the Confirmation requirements of section 1129 of the Bankruptcy Code must be satisfied separately for each Debtor under the Plan. ARTICLE V TREATMENT OF CLASSES OF CLAIMS AND INTERESTS The categories of Classes, Claims and Interests listed below classify Claims and Interests (other than Administrative Expenses dealt with in Article III) in or against the Debtors for all purposes, including voting, Confirmation, and Distribution, pursuant to the Plan and pursuant to sections 1122 and 1123(a)(1) of the Bankruptcy Code. If substantive consolidation is ordered pursuant to Article IV of the Plan, each Class listed below will vote as set forth in Article IV of the Plan. If substantive consolidation is not ordered, each Class listed below shall vote as a single separate Class for each Debtor, including with respect to the Confirmation requirements under section 1129(b) of the Bankruptcy Code. A Claim or Interest shall be deemed classified in a particular Class only to the extent that the Claim or Interest qualifies within the description of that Class and the remaining portion of such Claim or Interest, if any, shall be deemed classified in a different Class to the extent that any remainder of such Claim or Interest qualifies within the description of such different Class. A Claim or Interest is in a particular Class only to the extent that such Claim or Interest is Allowed in that Class and has not been paid or otherwise satisfied prior to the Effective Date. Section 3.1 of the Plan deals with payment of unclassified Administrative Expenses and Priority Non-Tax Claims. Page 17 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 21 of 42 5.1 Treatment of Class 1 Claims (Priority Non-Tax Claims). (a) Class 1 shall consist of all Priority Non-Tax Claims. (b) Unless otherwise agreed by the holder of an Allowed Priority Non-Tax Claim and the Debtors or, following the Effective Date, the Liquidating Trust, on or as soon as practical after the later of (i) the Effective Date, or (ii) the date on which such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, each Holder of an Allowed Priority Non- Tax Claim shall receive, at the option of the Liquidating Trustee: (i) payment in full in Cash on the Effective Date; or (ii) other treatment rendering such Allowed Priority Non-Tax Claim Unimpaired. (c) Class 1 is Unimpaired under the Plan, and Holders of Class 1 Claims shall be deemed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code. Therefore, such Holders are not entitled to vote to accept or reject the Plan. 5.2 Treatment of Class 2 Claims (Miscellaneous Secured Claims). (a) Class 2 shall consist of all Miscellaneous Secured Claims. (b) Unless otherwise agreed by the holder of an Allowed Priority Non-Tax Claim and the Debtors or, following the Effective Date, the Liquidating Trust, on or as soon as practical after the later of (i) the Effective Date, or (ii) the date on which such Miscellaneous Secured Claim becomes an Allowed Miscellaneous Secured Claim, each holder of an Allowed Miscellaneous Secured Claim shall receive, at the option of the Liquidating Trustee: (i) payment in full in Cash; (ii) delivery of the Collateral securing any such Claim and payment of any interest required under section 506(b) of the Bankruptcy Code; or (iii) other treatment rendering such Allowed Miscellaneous Secured Claim Unimpaired. (c) Class 2 is Unimpaired under the Plan, and Holders of Class 2 Claims shall be deemed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code. Therefore, such Holders are not entitled to vote to accept or reject the Plan. 5.3 Treatment of Class 3 Claims (SWK Secured Claims). (a) Class 3 shall consist of SWK Secured Claims that are not SWK Deficiency Claims. Page 18 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 22 of 42 (b) Unless otherwise agreed to by SWK and the Debtors or, following the Effective Date, the Liquidating Trust, SWK shall become entitled to receive, on account of its Allowed SWK Secured Claim, the net proceeds of the SWK Collateral, if any, securing the SWK Secured Claim. (c) Class 3 is Impaired, and Holders of Class 3 Claims shall be entitled to vote to accept or reject the Plan. 5.4 Treatment of Class 4 Claims (SWK Deficiency Claims). (a) Class 4 shall consist of the SWK Deficiency Claim. (b) The SWK Deficiency Claim is Allowed. (c) In full and final satisfaction, settlement, release, and discharge of and in exchange for an Allowed Claim in Class 4, each Holder of an Allowed SWK Deficiency Claim shall be entitled to receive, on account of such Allowed SWK Deficiency Claim, its Ratable Proportion of Distributions from the Liquidating Trust Assets after payment in full of all Allowed Administrative Expenses, Allowed Priority Tax Claims and Allowed Claims in Classes 1, 2, and 3. Pursuant to the terms of the Sale Order, upon the Effective Date, SWK shall be deemed to assign its rights to any recovery from the Liquidating Trust to the Holders of Allowed Class 5 Claims holding Liquidating Trust Interests pursuant to this Plan on a pro rata basis. (d) Class 4 is Impaired, and Holders of Class 4 Claims shall be entitled to vote to accept or reject the Plan. 5.5 Treatment of Class 5 Claims (General Unsecured Claims). (a) Class 5 shall consist of all General Unsecured Claims. (b) Unless otherwise agreed by the Holder of an Allowed General Unsecured Claim and the Debtors or, following the Effective Date, the Liquidating Trust, each Holder of an Allowed General Unsecured Claim shall become entitled to receive, on account of such Allowed General Unsecured Claim, its Ratable Proportion of Distributions from the Liquidating Trust Assets after payment in full of all Allowed Administrative Expenses, Allowed Priority Tax Claims and Allowed Claims in Classes 1, 2, and 3. (c) Class 5 is Impaired under the Plan, and Holders of Class 5 General Unsecured Claims shall be entitled to vote to accept or reject the Plan. 5.6 Treatment of Allowed Class 6 Interests. (a) The Holders of Interests shall receive no Distributions of any kind under the Plan in respect of those Interests. The Interests in each of the Debtors shall be deemed cancelled and extinguished on the Effective Date. Page 19 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 23 of 42 (b) Class 6 is Impaired under the Plan, and Holders of Class 6 Interests shall be deemed to have rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code. Therefore, such Holders are not entitled to vote to accept or reject the Plan. 5.7 Treatment of Allowed Class 7 Subordinated Claims. (a) Class 7A Subordinated Claims (Century Claims) (i) Class 7A shall consist of all Century Claims. (ii) The Holders of Class 7A Claims shall receive no Distributions of any kind under the Plan in respect of those Class 7A Claims. (iii) Class 7A is Impaired under the Plan, and Holders of Class 7A Claims shall be deemed to have rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code. Therefore, such Holders are not entitled to vote to accept or reject the Plan. (iv) In the event the Court does not sustain this Plan’s classification of the Century Claims as a Class 7A Subordinated Claim, the Debtors will classify the Century Claims as a Class 5 General Unsecured Claim. The Debtors will deliver a provisional ballot to Holders of Class 7A Claims to vote to accept or reject the Plan. Such provisional ballot will only be tabulated and counted as a Class 5 General Unsecured Claim in the event the Court does not sustain this Plan’s classification of the Century Claims as a Class 7A Subordinated Claim. (b) Class 7B Subordinated Claims (Other Subordinated Claims) (i) Class 7B shall consist of all other Claims subject to subordination. (ii) The Holders of Class 7B Claims shall receive no Distributions of any kind under the Plan in respect of those Class 7B Claims. (iii) Class 7B is Impaired under the Plan, and Holders of Class 7B Claims shall be deemed to have rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code. Therefore, such Holders are not entitled to vote to accept or reject the Plan. ARTICLE VI MEANS FOR IMPLEMENTATION OF THE PLAN INCLUDING TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES In addition to the provisions set forth elsewhere in this Plan, the following shall constitute the means for implementation of this Plan. 6.1 Debtors’ Boards; Wind-Down and Dissolution. The members of the Boards existing immediately prior to the Effective Date shall be deemed to have resigned from their position as a member of the Boards as of the Effective Date. As soon as practicable after the Effective Date, the Liquidating Trustee shall dissolve the Debtors under applicable non- Page 20 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 24 of 42 bankruptcy law. Upon the Effective Date, all Securities of and equity Interests in the Debtors shall be fully, finally and irrevocably cancelled for no consideration, and its business shall be wound up without any further action by its former or existing shareholders, officers, employers or directors and the Liquidating Trustee is authorized on behalf of the Debtors, to make, execute, acknowledge and file all necessary or appropriate certificates or other documents with the appropriate governmental unit or agency and take any other action necessary or appropriate to effect such dissolution and wind-up the Debtors and to withdraw the Debtors from qualification in any state where it is qualified to do business, including without limitation the execution and filing of certifications of dissolution and payment of any associated filing fees and state taxes and the filing of any tax returns deemed necessary or appropriate (and the payment of related taxes) on behalf of the Debtors. In this regard, the notices of the filing of these Chapter 11 Cases and this Plan to creditors, the opportunity provided to creditors to file proofs of claims in these bankruptcy Chapter 11 Cases and the provisions for payments to creditors provided under this Plan shall be deemed to constitute and effectuate the dissolution and winding-up of the Debtors’ business as contemplated under applicable non-bankruptcy law for dissolved corporations without any further action or notice by (i) the Debtors, their former or existing shareholders, officers, directors, representatives or employees, or (ii) the Liquidating Trustee. All applicable regulatory or governmental units or agencies shall accept any such certificates or other documents filed by the Liquidating Trustee and shall take all steps necessary or appropriate to allow and effect the prompt dissolution and/or winding-up of the Debtors as herein provided. 6.2 Matters Relating to the Liquidating Trust The Liquidating Trust shall be created and become effective on the Plan Effective Date and governance of the Liquidating Trust shall be pursuant to the Liquidating Trust Agreement and this Plan. 6.3 Execution and Ratification of Trust Agreement The Liquidating Trust Agreement, once executed by all necessary parties thereto, shall be deemed to have been ratified by each holder of a Claim and such Holders shall be bound by the terms of the Liquidating Trust Agreement. 6.4 Transfer of Liquidating Trust Assets (a) All property of the Estates constituting the Liquidating Trust Assets shall be conveyed and transferred by the Debtors to the Liquidating Trust on the Effective Date, free and clear of all rights, interests, Claims, Liens and encumbrances, without the need for any Person to take any further action or obtain any approval, and the Liquidating Trust shall be authorized as the representative of the Estates to pursue such Causes of Action; and each Holder of an Allowed Claim or Interest shall contribute to the Liquidating Trust their interests in the Causes of Action, and the Liquidating Trust shall be authorized as the representative of the Estates to pursue such Causes of Action. For the avoidance of doubt, the Causes of Action transferred to the Liquidating Trust shall not include those Chapter 5 Causes of Action expressly released or compromised as part of or pursuant to the Plan, the Confirmation Order, the Sale Page 21 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 25 of 42 Order, or other order of the Bankruptcy Court. The proceeds of the Liquidating Trust Assets shall be distributed to Holders of Allowed Claims as set forth in the Plan and the Liquidating Trust Agreement. (b) Liquidating Trust Administrative Expenses Reserve. The Liquidating Trustee shall establish the Liquidating Trust Administrative Expenses Reserve in an amount, with adjustment from time to time, in the Liquidating Trustee’s discretion. If not all of the Liquidating Trust Administrative Expenses Reserve is utilized, any unused portions of the Liquidating Trust Administrative Expenses Reserve shall be distributed to the Liquidating Trust Beneficiaries in accordance with the terms of the Plan and the Liquidating Trust Agreement. 6.5 Execution of Documents and Corporate Action The Debtors shall deliver all documents and perform all actions reasonably contemplated with respect to implementation of the Plan on the Effective Date (or as soon as reasonably practicable thereafter). The Liquidating Trustee, or the respective designees of the Debtors, are authorized (i) to execute on behalf of the Debtors, in a representative capacity and not individually, any documents or instruments after the Confirmation Date or on the Effective Date that may be necessary to consummate the Plan, and (ii) to undertake any other action on behalf of the Debtors to consummate the Plan. Each of the matters provided for under the Plan involving the corporate structure of the Debtors or corporate action to be taken by or required of any Debtors will, as of the Effective Date, be deemed to have occurred and be effective as provided herein, and shall be authorized, approved, and (to the extent taken before the Effective Date) ratified in all respects without any requirement of further action by stockholders, creditors, or directors of the Debtors. 6.6 Amendment of the Debtors’ Governance Documents The Debtors’ articles of incorporation and bylaws (or analogous governance documents) shall, to the extent required under section 1123(a)(6) of the Bankruptcy Code, be amended consistent with the Plan and all necessary action shall be taken by the Debtors or Liquidating Trustee, as applicable, to provide for such provisions, terms, and conditions necessary to comply, conform with, and implement the terms, conditions, and requirements of the Plan, without the need for further action by the members, shareholders or directors of the Debtors. 6.7 Termination of Hooper Holmes 401(k) Plan Effective November 30, 2018, the Hooper Holmes 401(k) Plan shall be terminated in accordance with the operating documents governing the Hooper Holmes 401(k) Plan. Upon the Hooper Holmes 401(k) Plan Termination Date, all contributions to the Hooper Holmes 401(k) Plan, to the extent not previously discontinued, shall cease with respect to Hooper Holmes 401(k) Plan participant compensation earned on or after November 30, 2018. All Hooper Holmes 401(k) Plan participant accounts shall be payable to the Hooper Holmes 401(k) Plan participants as soon as practicable pursuant to such terms and conditions in the operating documents governing the Hooper Holmes 401(k) Plan that were effective immediately prior to the Hooper Holmes 401(k) Plan Termination Date. The Debtors and the Liquidating Trustee, Page 22 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 26 of 42 upon the Effective Date, shall perform all necessary actions to wind-down the Hooper Holmes 401(k) Plan, including, but not limited to, retaining professionals to audit the Hooper Holmes 401(k) Plan and the PHS 401(k) Plan for applicable years, filing all necessary forms and reports with the appropriate Governmental Unit, and executing such documents necessary for the termination and wind-down of the Hooper Holmes 401(k) Plan. Such expenses related to the wind-down of the Hooper Holmes 401(k) Plan will be payable from the assets of the Hooper Holmes 401(k) Plan. 6.8 Termination of the Creditors’ Committee Upon the Effective Date, the Creditors’ Committee shall dissolve, and their members shall be released and discharged from all further authority, duties, responsibilities and obligations relating to and arising from the Chapter 11 Cases. The retention and employment of the Professionals retained by the Creditors’ Committee shall terminate as of the Effective Date, subject to the filing and prosecution of their Professional Fee Claims. The Creditors’ Committee Professionals may be retained by the Liquidating Trust. 6.9 Implementation of Settlement Agreement; Rejected Contracts. (a) Treatment of Rejected Contracts. All Executory Contracts (other than those previously rejected pursuant to an order of the Bankruptcy Court or assumed by the Debtors and assigned to Summit pursuant to the Sale Order) shall be deemed rejected on the Effective Date or such other date as may be agreed to by the Debtors and the counterparties thereto or ordered by the Bankruptcy Court, and the Debtors and respective counterparties shall be relieved of any further obligation to perform under such agreements. Rejected Contract counterparties who do not oppose this proposed treatment by opposing confirmation of the Plan by Filing and serving a written objection with the Bankruptcy Court in accordance with the Bankruptcy Code, Bankruptcy Rules and local rules and/or orders of the Bankruptcy Court shall be deemed to have consented to rejection of such Executory Contract. (b) Approval of Rejections. This Plan shall constitute a request pursuant to sections 1123(b)(2) and 365(a) of the Bankruptcy Code for the approval of the rejection by the Debtors of all Executory Contracts that have not otherwise been rejected or assumed and assigned by order of the Court. The Confirmation Order shall, except as otherwise provided therein, constitute an order of the Bankruptcy Court approving such rejection. (c) Bar Date for Rejection Damages. If the rejection of a Rejected Contract gives rise to a Claim by the other party or parties to such contract or lease, such Claim shall be classified as a Class 5 General Unsecured Claim; provided, however, that any Claim arising from the rejection of a Rejected Contract pursuant to this Section 6.8 herein shall be forever barred and shall not be enforceable against the Debtors, the Liquidating Trust, their affiliates, their successors, estates, or their properties, unless a proof of Claim is Filed and served on the Debtors or the Liquidating Trust, as applicable, by the Rejection Claims Bar Date. Page 23 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 27 of 42 6.10 Approval of Agreements. The solicitation of votes on the Plan shall be deemed a solicitation for the approval of the Plan Documents, Liquidating Trust Agreement, and all transactions contemplated by this Plan. Entry of the Confirmation Order shall constitute approval of the Plan Documents and such transactions and authorization for the Debtors to execute and deliver each of the Plan Documents. 6.11 Distributions. (a) The Liquidating Trust shall make Distributions, as applicable, to the holders of Allowed Claims on the terms set forth in Articles III-VI of the Plan and the Liquidating Trust Agreement. (b) The Liquidating Trustee shall not be required to make any interim Distributions in an amount less than $100.00; provided that any such payments shall be withheld until the final Distribution. Notwithstanding anything herein to the contrary, the Liquidating Trustee shall not be required to make any final Distributions in an amount less than $25.00. (c) At the election of the Liquidating Trust, any Cash payment to be made pursuant to this Plan may be made by draft, check, wire transfer, or as otherwise required or provided in any relevant agreement or applicable law. (d) If, immediately prior to the dissolution of the Liquidating Trust, there remains an undistributable balance, such remaining funds shall be donated to a charity at the discretion of the Liquidating Trustee. 6.12 Cancellation and Surrender of Existing Debt Instruments, Interests and other Securities. Upon the Effective Date, all funded debt instruments, the Interests and any options, warrants, calls, subscriptions, or other similar rights or other agreements or commitments, contractual or otherwise, obligating the Debtors to issue, transfer, or sell any Interest, shall be canceled and the holders thereof shall have no rights by reason thereof, and such instruments shall evidence no rights, except the right to receive the Distributions, if any, to be made to holders of such instruments under this Plan. 6.13 Release of Liens and Perfection of Liens. Except as otherwise provided in the Plan, any Plan Document or the Confirmation Order, each holder of a Miscellaneous Secured Claim Lien or any other Secured Claim Lien or judgment Lien shall be deemed to release such Liens and shall execute such documents and instruments as the Debtors or Liquidating Trustee reasonably requests to evidence such Claim holder’s release of such property or Lien. Page 24 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 28 of 42 On or prior to the Effective Date or as soon as reasonably practicable thereafter, the Debtors or Liquidating Trustee, as applicable, may take all actions as may be necessary or appropriate to effect any transaction described in, approved by, contemplated by, or necessary to effectuate the Plan. 6.14 Objections. Objections, if any, to the allowance of Claims (excluding objections to the allowance of Administrative Expenses), other than Claims that have been previously Allowed or are Allowed pursuant to this Plan may be Filed by the Liquidating Trust at any time on or before the Claim Objection Deadline. The “Claim Objection Deadline” shall be the latest of (a) 120 days after the Effective Date, (b) thirty (30) days after the Filing of the proof of such Claim to which the objection is directed, or (c) such other date as may be extended by order of the Bankruptcy Court (the application for which may be made on an ex parte basis). Any such objection shall be filed and served in accordance with the Bankruptcy Code, the Bankruptcy Rules and the local rules of the Bankruptcy Court. 6.15 Amendments to Claims; Claims Filed After the Confirmation Date. Except as otherwise provided in this Plan or an order of the Bankruptcy Court, after the Confirmation Date, no proof of Claim may be Filed or amended except to decrease the Face Amount thereof of such Claim. Unless otherwise provided for herein or order of the Bankruptcy Court, any new or amended Claim Filed after the Confirmation Date shall be deemed Disallowed in full and expunged without any action by the Debtors or the Liquidating Trust. 6.16 Reserves and Estimations. (a) Disputed Claims Reserve. (i) In determining the amount of Distributions to be made under the Plan to the holders of Allowed Claims, the Liquidating Trustee shall establish the Disputed Claims Reserve. The Liquidating Trustee shall distribute to and maintain Cash in the Disputed Claims Reserve that would otherwise be distributable to holders of Disputed Claims, assuming such Disputed Claims would be Allowed in the Face Amount of such Claims. Disputed Claims rendered duplicative as a result of the consolidation of the Debtors shall only be counted once for purposes of establishing the amount of the Disputed Claims Reserve. (ii) In determining the Face Amount of Disputed Claims in accordance with the Plan, the Liquidating Trustee may rely on the Debtors’ estimates as to Disputed Claims and will have no liability therefor in the absence of bad faith or gross negligence. As Disputed Claims are resolved, the Liquidating Trustee shall make adjustments to the Disputed Claims Reserve. Except as otherwise agreed by the relevant parties, the Liquidating Trustee shall not be required to (a) make any partial payments or partial distributions on account of a Disputed Claim until all such disputes in connection with such Disputed Claim have been resolved by settlement or Final Order or (b) make any distributions on account of an Allowed Claim of any Liquidating Page 25 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 29 of 42 Trust Beneficiary that holds both an Allowed Claim and a Disputed Claim, unless and until all objections to the Disputed Claim have been resolved by settlement or Final Order. (b) Claim Estimates. Upon a request for estimation by the Debtors or the Liquidating Trust, the Bankruptcy Court will determine what amount of Cash from the initial and subsequent Distributions is sufficient to reserve on account of any Disputed Claim not otherwise treated in the Plan, pursuant to section 502 of the Bankruptcy Code or other applicable law, in which event the amount so determined will be deemed the Allowed amount of such Disputed Claim for purposes of this Plan, or, in lieu thereof, the Bankruptcy Court will determine the maximum amount for such Disputed Claim, which amount will be the maximum amount in which such Claim may ultimately be Allowed, if such Claim is Allowed in whole or in part. If the Debtors or the Liquidating Trust elect not to request such an estimation from the Bankruptcy Court with respect to a Disputed Claim that is liquidated, the Debtors or the Liquidating Trust, as applicable, will reserve Cash based on the Face Amount of such Claim until the Claim is Allowed by an order of the Bankruptcy Court, at which time the reserve amount pending a Final Order may be the amount so Allowed. 6.17 Undeliverable or Unclaimed Distributions. (a) If a holder of an Allowed Claim fails to negotiate a check issued to such holder pursuant to this Plan within one hundred twenty (120) days of the date such check was forwarded to such holder, the Liquidating Trust shall issue a “stop payment order” for that non- negotiated check. The amount attributable to that non-negotiated check shall be deemed vested in the Liquidating Trust, and the payee of such check and holder of such Claim shall be deemed to have no further Claim and will not participate in any further Distributions under this Plan. (b) If a Distribution under this Plan to any holder of an Allowed Claim is returned to the Liquidating Trust due to an incorrect address and such holder does not present itself within one hundred twenty (120) days of the date such check was forwarded to said holder (if the Liquidating Trustee with reasonable diligence can identify a correct address), the amount of Cash attributable to such check will be deemed vested in the Liquidating Trust, and the payee of such check and holder of such Claim shall be deemed to have no further Claim and will not participate in any further Distributions under this Plan 6.18 Transmittal of Distributions and Notices. (a) Any property or notice other than Cash Distributions which an Entity is or becomes entitled to receive pursuant to the Plan shall be delivered by regular mail, postage prepaid, in an envelope addressed to that Entity at the address indicated on any notice of appearance Filed by that Entity or his authorized agent prior to the Effective Date. If no notice of appearance has been Filed, notice shall be sent to the address indicated on a properly Filed proof of Claim or, absent such a proof of Claim, the address that is listed on the Schedules for that Entity. The date of Distribution shall be the date of mailing, and property distributed in Page 26 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 30 of 42 accordance with this Section shall be deemed delivered to such Entity regardless of whether such property is actually received by that Entity. (b) A holder of a Claim or Interest may designate a different address for notices and Distributions by notifying the Liquidating Trustee of that address in writing. The new address shall be effective upon receipt by the Liquidating Trustee. 6.19 Withholding Taxes. Any federal, state or local withholding taxes or other amounts required to be withheld under applicable law shall be deducted from Distributions hereunder. All Entities holding Claims shall be required to provide any information necessary to effect the withholding of such taxes. Notwithstanding any provision herein to the contrary, the Debtors and the Liquidating Trustee, as applicable, shall be authorized to take all actions necessary to comply with such withholding and reporting requirements, including liquidating a portion of the distribution to be made under the Plan to generate sufficient funds to pay applicable withholding taxes, withholding distributions pending receipt of information necessary to facilitate such distributions, and establishing any other mechanisms they believe are reasonable and appropriate to comply with such requirements. The Debtors reserve the right to allocate all distributions made under the Plan in compliance with all applicable wage garnishments, alimony, child support, and other spousal awards, liens, and encumbrances. 6.20 Retention of Rights to Pursue Causes of Action. Pursuant to § 1123(b)(3), the Liquidating Trust (as successor to the Debtors’ Estates) shall retain and have the exclusive right to enforce against any Entity any and all Causes of Action of the Debtors or their Estates (including, without limitation, all Chapter 5 Causes of Action) that arose before the Effective Date, including all Causes of Action of a trustee and a debtor in possession under the Bankruptcy Code; and each Holder of an Allowed Claim or Interest shall contribute to the Liquidating Trust their interests in the Causes of Action, and the Liquidating Trust shall be authorized as the representative of the Estates to pursue such Causes of Action. For the avoidance of doubt, the Causes of Action shall not include those Chapter 5 Causes of Action expressly released or compromised as part of or pursuant to the Plan, the Confirmation Order, the Sale Order, or other order of the Bankruptcy Court. The Causes of Action retained by the Liquidating Trust include, without limitation, all Causes of Action listed on Exhibit B to the Disclosure Statement. 6.21 Allocation of Plan Distributions between Principal and Interest. For distributions in respect of Allowed Claims, to the extent that any such Allowed Claim entitled to a distribution under the Plan is comprised of indebtedness and accrued but unpaid interest thereon, such distribution shall be allocated to the principal amount (as determined for U.S. federal income tax purposes) of the Claim first, and then to accrued but unpaid interest. Page 27 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 31 of 42 6.22 Section 1146 Exemption. Pursuant to, and to the fullest extent permitted by, section 1146 of the Bankruptcy Code, any transfers of property to, in contemplation of, or in connection with, the Plan, including the recording of any amendments to such transfers, or any new mortgages or liens placed on the property in connection with such transfers, shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, stamp act, real estate transfer, mortgage recording tax, or other similar tax, and upon entry of the Confirmation Order, the appropriate state or local governmental officials or agents shall forgo the collection of any such tax or governmental assessment and accept for filing and recordation any of the foregoing instruments or other documents pursuant to such transfers or property without the payment of any such tax, recordation fee, or governmental assessment. ARTICLE VII THE LIQUIDATING TRUST AND THE LIQUIDATING TRUSTEE 7.1 The Liquidating Trust (a) The Liquidating Trust, duly organized under the laws of the State of New York, is created for the primary purpose of liquidating the Liquidating Trust Assets. To the extent permitted by applicable law, the Liquidating Trust shall be structured to qualify as a “liquidating trust” under Treasury Regulation Section 301.7701-4(d) and in compliance with Revenue Procedure 94-45. Thus, the Liquidating Trust shall be structured as a “grantor trust” within the meaning of Sections 671 through 679 of the Internal Revenue Code of 1986, as amended. The Liquidating Trust shall not continue or engage in the conduct of a trade or business, except to the extent reasonably necessary to, and consistent with, the liquidating purpose of the trust. Accordingly, the beneficiaries of the Liquidating Trust, who will be treated as the grantors and deemed owners for federal income tax purposes, are the Holders of Allowed Claims in Classes 1, 2, 3, and 5. The Liquidating Trustee shall file federal income tax returns for the Liquidating Trust as a grantor trust pursuant to Section 671 of the Internal Revenue Code of 1986, as amended, and the Treasury Tax Regulations promulgated thereunder. (b) The parties shall not take any position on their respective tax returns or with respect to any other matter related to taxes that is inconsistent with treating the Liquidating Trust as a “liquidating trust” within the meaning of Treasury Regulation Section 301.7701-4(d), unless any party receives definitive guidance to the contrary from the Internal Revenue Service. 7.2 Funding of Res of Trust (a) To fund the Liquidating Trust, all of the Liquidating Trust Assets shall be transferred and assigned to the Liquidating Trust, and the Liquidating Trust shall be in possession of, and have title to, all the Liquidating Trust Assets, as of the Effective Date. The Liquidating Trustee, as trustee of the Liquidating Trust, shall be substituted as the plaintiff, defendant, or other party in all lawsuits regarding Causes of Action pending in which any of the Debtors or the Creditors’ Committee is the plaintiff as of the Effective Date. The conveyances of all Liquidating Trust Assets shall be accomplished pursuant to this Plan and the Confirmation Page 28 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 32 of 42 Order and shall be effective upon the Effective Date. The conveyance of the Liquidating Trust Assets to the Liquidating Trust shall be free and clear of all Liens, Claims or other encumbrances. Upon the Effective Date, the Liquidating Trust shall also be deemed to have taken (a) an assignment of all Causes of Action against third parties for obligations or claims existing on or created by virtue of the Effective Date, unless expressly released in this Plan, and (b) an assignment, bill of sale, deed and/or release covering all other Liquidating Trust Assets to the extent necessary to effect the transfer and assignment of such Liquidating Trust Assets. The Liquidating Trustee may present such orders to the Bankruptcy Court as may be necessary to require third parties to accept and acknowledge such conveyance to the Liquidating Trust. Such Orders may be presented without further notice other than as has been given in this Plan. (b) For all federal and applicable state and local income tax purposes, all Persons (including, without limitation, the Debtors, the Liquidating Trustee and the Liquidating Trust Beneficiaries) will treat the transfer and assignment of the Liquidating Trust Assets to the Liquidating Trust for the benefit of the Liquidating Trust Beneficiaries as (a) a transfer of the Liquidating Trust Assets directly to the Liquidating Trust Beneficiaries followed by (b) the transfer of the Liquidating Trust Assets by the Liquidating Trust Beneficiaries to the Liquidating Trust. The Liquidating Trust will be treated as a grantor trust for federal tax purposes and, to the extent permitted under applicable law, for state and local income tax purposes. The Liquidating Trust Beneficiaries will be treated as the grantors and deemed owners of their allocable portion of the Liquidating Trust Assets for the federal income tax purposes. The fair market value of the portion of the Liquidating Trust Assets that is treated for U.S. federal income tax purposes as having been transferred to each Liquidating Trust Beneficiary, as described in the preceding paragraph, will be determined by the Liquidating Trustee, and all parties (including, without limitation, the Liquidating Trustee and the Liquidating Trust Beneficiaries) must utilize such fair market values determined by the Liquidating Trustee for federal and applicable state and local income tax purposes. (c) The Liquidating Trust’s taxable income, gain, loss, deduction or credit will be allocated to the Liquidating Trust Beneficiaries in accordance with their relative beneficial interests in the Liquidating Trust on a current basis during the applicable taxable period. Such allocation will be binding on all parties for federal and applicable state and local income tax purposes, and the parties will be responsible for the payment of any federal, state and local income tax due on the income and gain so allocated to them. (d) The Liquidating Trustee may establish a reserve on account of Disputed claims. The Liquidating Trustee may, for U.S. federal income tax purposes (and, to the extent permitted by law, for state and local income tax purposes), (i) make an election pursuant to Treasury Regulation Section 1.468B-9 to treat such reserve as a “disputed ownership fund” within the meaning of that section; (ii) allocate taxable income or loss to such reserve, with respect to any given taxable year (but only for the portion of the taxable year with respect to which such Claims are Disputed); and (iii) distribute assets from such reserve as, when, and to the extent such Claims that are Disputed cease to be Disputed, whether by virtue of becoming Allowed or otherwise resolved. The Liquidating Trust Beneficiaries shall be bound by such election, if made by the trustee, and, as such, shall, for U.S. federal income tax purposes (and, to Page 29 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 33 of 42 the extent permitted by law) for state and local income tax purposes), report consistently therewith. 7.3 Execution and Ratification of Trust Agreement The Liquidating Trust Agreement shall be deemed to have ratified by each Holder of Allowed Claims in Classes 1, 2, 3, and 5 and such Holders shall and become bound by the terms of the Liquidating Trust Agreement. 7.4 The Liquidating Trustee The Liquidating Trustee shall retain and have all the rights, powers and duties necessary to carry out his or her responsibilities under this Plan and the Liquidating Trust Agreement, and as otherwise provided in the Confirmation Order. The Liquidating Trustee shall be the exclusive trustee of the Liquidating Trust Assets for the purposes of 31 U.S.C. § 3713(b) and 26 U.S.C. § 6012(b)(3), as well as the representative of the Estates appointed pursuant to Bankruptcy Code § 1123(b)(3)(B). Matters relating to the appointment, removal and resignation of the Liquidating Trustee and the appointment of any successor Liquidating Trustee shall be set forth in the Liquidating Trust Agreement, provided that the at any time upon the request of a party-in- interest through a motion filed in the Court, the Court may remove the Liquidating Trustee, including any successor Liquidating Trustee for cause (as defined in the Liquidating Trust Agreement). The Liquidating Trustee shall be required to perform his or her duties as set forth in this Plan and the Liquidating Trust Agreement. 7.5 Retention of Professionals The Liquidating Trustee shall have the right to retain the services of attorneys, accountants, and other professionals that, in the discretion of the Liquidating Trustee, are necessary to assist the Liquidating Trustee in the performance of his or her duties, in accordance with the Plan, the Liquidating Trust Agreement, and the Confirmation Order. The payment of the reasonable fees and expenses of the Liquidating Trustee’s retained professionals shall be made in the ordinary course of business, first, from the Liquidating Trust Administrative Expenses Reserve and, second, from the Liquidating Trust Assets, and shall not be subject to the approval of the Bankruptcy Court. Professionals of, among others, the Creditors’ Committee and the Debtors, shall be eligible for retention by the Liquidating Trustee, and former employees of the Debtors shall be eligible for retention by the Liquidating Trustee. 7.6 Compensation of the Liquidating Trustee The Liquidating Trustee’s compensation, on a post-Effective Date basis, shall be as provided in the Liquidating Trust Agreement. The payment of the fees of the Liquidating Trustee shall be made by the Liquidating Trust, first, from the Liquidating Trust Administrative Expenses Reserve and, second, from the Liquidating Trust Assets. Page 30 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 34 of 42 7.7 Liquidating Trust Expenses Subject to the provisions of the Liquidating Trust Agreement, all costs, expenses and obligations incurred by the Liquidating Trustee in administering this Plan, the Liquidating Trust, or in any manner connected, incidental or related thereto, in effecting distributions from the Liquidating Trust thereunder (including the reimbursement of reasonable expenses) shall be a charge against the Liquidating Trust Administrative Expenses Reserve remaining from time to time in the hands of the Liquidating Trustee and second, from the Liquidating Trust Assets. Such expenses shall be paid as they are incurred without the need for Bankruptcy Court approval. 7.8 Liability; Indemnification The Liquidating Trustee shall not be liable for any act or omission taken or omitted to be taken in his or her capacity as the Liquidating Trustee, other than acts or omissions resulting from such Person’s willful misconduct, gross negligence or fraud. The Liquidating Trustee may, in connection with the performance of his or her functions, and in his or her sole absolute discretion, consult with attorneys, accountants and agents, and shall not be liable for any act taken, omitted to be taken, or suffered to be done in accordance with advice or opinions rendered by such professionals. Notwithstanding such authority, the Liquidating Trustee shall be under no obligation to consult with attorneys, accountants or his or her agents, and his or her determination to not do so should not result in imposition of liability on the Liquidating Trustee unless such determination is based on willful misconduct, gross negligence or fraud. The Liquidating Trust shall indemnify and hold harmless the Liquidating Trustee and his or her agents, representatives, professionals, and employees from and against and in respect to any and all liabilities, losses, damages, claims, costs and expenses, including, but not limited to attorneys’ fees and costs arising out of or due to their actions or omissions, or consequences of such actions or omissions, with respect to the Liquidating Trust or the implementation or administration of this Plan; provided, however, that no such indemnification will be made to such Persons for such actions or omissions as a result of willful misconduct, gross negligence or fraud. 7.9 Preparation of Final Tax Returns The Liquidating Trustee shall be responsible for preparing and filing all tax returns required to be filed by any of the Debtors. 7.10 Termination The Liquidating Trust shall terminate on the earliest of the following dates: (a) the date that all of the Liquidating Trust Assets have been liquidated and the proceeds distributed to the Liquidating Trust Beneficiaries as provided in the Plan and the Liquidating Trust Agreement; (b) the date that the Bankruptcy Court or another court of competent jurisdiction enters a final order authorizing the termination of such Liquidating Trust; or Page 31 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 35 of 42 (c) three (3) years after the Effective Date. Notwithstanding the foregoing, in the event the Liquidating Trustee shall have been unable, after reasonable efforts, to liquidate or otherwise dispose of the assets of the Liquidating Trust within the initial three (3) year term after the Effective Date, then the Liquidating Trustee shall have the right, upon the approval of the Liquidating Trust Advisory Committee, to extend the term of such Liquidating Trust, subject to the Bankruptcy Court entering an order approving such extension no later than six (6) months from the beginning of each such extended term, for successive three (3) year renewal terms until the assets of such Liquidating Trust have been sold or otherwise disposed of in fulfillment of the purpose of such Liquidating Trust. The term of the Liquidating Trust shall in no event exceed fifteen (15) years after the Effective Date. 7.11 Register of Liquidating Trust Interest The Liquidating Trust will not issue certificates or other instruments as evidence of ownership of beneficial interests in the Liquidating Trust. The Liquidating Trustee shall maintain a registry of the beneficial interests in the Liquidating Trust. 7.12 Transferability of Interests in Liquidating Trust In accordance with the terms of the Liquidating Trust, the Liquidating Trust Interests shall be uncertificated and shall be non-transferable except upon death or by operation of law. Holders of Liquidating Trust Interests shall have no voting rights with respect to such Liquidating Trust Interests. 7.13 Exclusive Jurisdiction of the Bankruptcy Court to Hear Matters Relating to the Liquidating Trust Notwithstanding anything to the contrary herein, the Liquidating Trust Beneficiaries are deemed to irrevocably submit to the exclusive jurisdiction of the Bankruptcy Court with respect to any action or proceeding arising out of or relating to the Liquidating Trust, the Liquidating Trustee and the Liquidating Trust Agreement and is further deemed to unconditionally waive any right to a trial by jury in any such action or proceeding. ARTICLE VIII EXCULPATION Notwithstanding anything to the contrary herein, the post-petition officers and directors of the Debtors, the Debtors’ Professionals, the Creditors’ Committee, the members of the Creditors’ Committee and the Creditors’ Committee’s Professionals shall not have or incur any liability to any holder of a Claim or Interest for any act, event, or omission in connection with, or arising out of, the Chapter 11 Cases, formulating, negotiating, soliciting, preparing, disseminating, confirming, or implementing the Plan, consummating the Plan, or the administration of the Plan or the property to be distributed under the Plan; provided, however, that no such party shall be released from any act or omission that constitutes fraud, gross negligence, intentional breach of fiduciary duty, Page 32 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 36 of 42 willful misconduct or any criminal act, as determined by a Final Order, and nothing in the Plan shall limit the liability of professionals to their clients under applicable state or federal laws or rules regulating the conduct of such Professionals, including, without limitation, N.Y. Comp. Codes R. & Regs. tit. 22 Section 1200.8 Rule 1.8(h)(1) (2009). ARTICLE IX CONDITIONS TO OCCURRENCE OF THE EFFECTIVE DATE 9.1 Conditions to Occurrence of the Effective Date. For each Debtor, the following are conditions precedent to the occurrence of the Effective Date: (a) The Confirmation Order shall have been entered in form and substance satisfactory to the Debtors and the Creditors’ Committee and, unless waived pursuant to Section 9.2, shall have become a Final Order. (b) All authorizations, consents and regulatory approvals required, if any, in connection with the Plan’s effectiveness shall have been obtained. (c) The Debtors and the Creditors’ Committee shall have approved each of the Plan Documents, and such Plan Documents shall have been executed in accordance with their terms. (d) The Liquidating Trust Agreement shall have been executed and the Liquidating Trust shall have been formed; 9.2 Waiver of Conditions to Occurrence of the Effective Date. The Debtors may waive one or more of the conditions to the occurrence of the Effective Date with the consent of the Creditors’ Committee. ARTICLE X EFFECT OF PLAN CONFIRMATION; INJUNCTION 10.1 Effect of Plan Confirmation. Upon Confirmation and pursuant to section 1141(a) of the Bankruptcy Code, the provisions of the Plan shall bind the Debtors, the Creditors’ Committee, and all Holders of Claims and Interests, including their successors and assigns, whether or not they vote to accept or reject the Plan. The Claims and Distributions under the Plan are in full and complete settlement of all Claims and Interests. Page 33 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 37 of 42 10.2 Injunction. Except as otherwise expressly provided in the Plan or for obligations issued or required to be paid pursuant to the Plan or the Confirmation Order, all Entities that have held, hold, or may hold Claims or Interests that have been released pursuant to the Plan, discharged pursuant to the Plan, or are subject to exculpation pursuant to the Plan, are permanently enjoined, from and after the Effective Date, from taking any of the following actions against, as applicable, the Debtors, Liquidating Debtor, and the parties entitled to exculpation pursuant to Article VIII of the Plan: (a) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with or with respect to any such Claims or Interests; (b) enforcing, attaching, collecting, or recovering by any manner or means any judgement, award, decree, or order against such Entities on account of or in connection with or with respect to any such Claims or Interests; (c) creating, perfecting, or enforcing any Lien or encumbrance of any kind against such Entities or the property or the Estates of such Entities on account of or in connection with or with respect to any such Claims or Interests; (d) asserting any right of setoff, subrogation, or recoupment of any kind against any obligation due from such Entities or against the property of such entities on account of or in connection with or with respect to any such Claims or Interests unless such Entity has either (i) timely filed a proof of Claim asserting a right of setoff or recoupment, or (ii) timely asserted such setoff or recoupment right in a document filed with the Bankruptcy Court explicitly preserving such setoff or recoupment, and notwithstanding an indication of a Claim or Interest or otherwise that such Entity assets, has, or intends to preserve any right of setoff or recoupment pursuant to applicable law or otherwise; and (e) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with or with respect to any such Claims or Interests released or settled pursuant to the Plan or any other order of the Bankruptcy Court. ARTICLE XI ADMINISTRATIVE PROVISIONS 11.1 Retention of Jurisdiction. Notwithstanding entry of the Confirmation Order, the Bankruptcy Court shall retain jurisdiction as is legally permissible, including, without limitation, for the following purposes: (a) to determine (i) any Disputed Claims and all related Claims accruing after the Confirmation Date including rights and liabilities under contracts giving rise to such Claims, (ii) the validity, extent, priority and nonavoidability of consensual and nonconsensual Liens and other encumbrances, (iii) preconfirmation tax liability pursuant to section 505 of the Bankruptcy Code, and (iv) controversies and disputes regarding the interpretation of the Plan and documents executed in connection therewith; Page 34 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 38 of 42 (b) to allow, disallow, estimate, liquidate or determine any Claim against the Debtors and to enter or enforce any order requiring the Filing of any such Claim before a particular date; (c) to approve all matters related to the rejection of any executory contract or unexpired lease of the Debtors pursuant to section 365 of the Bankruptcy Code and Article VI hereof; (d) to determine requests for payment of Administrative Expenses entitled to priority under section 507(a)(1) of the Bankruptcy Code, including compensation of parties entitled thereto; (e) to resolve controversies and disputes regarding the interpretation and implementation of this Plan, any disputes relating to whether or not a timely and proper proof of Claim was Filed or whether a Disallowed Claim should be reinstated; (f) to implement the provisions of this Plan and entry of orders in aid of Confirmation and consummation of this Plan, including any disputes concerning the enforceability or applicability of the releases and injunctions contained herein; (g) to modify the Plan pursuant to section 1127 of the Bankruptcy Code; (h) to adjudicate any and all Causes of Action that arose in these Chapter 11 Cases preconfirmation or in connection with the implementation of this Plan, whether or not pending on the Confirmation Date, including without limitation, any remands of appeals; (i) to resolve disputes concerning any reserves with respect to Disputed Claims or the administration thereof; (j) to resolve controversies and disputes regarding the interpretation and implementation of the Settlement Documents consistent with the terms of such agreements and documents; (k) to resolve controversies and disputes regarding the interpretation and implementation of the Liquidation Trust Agreement and related documents consistent with the terms of such agreements and documents (l) to resolve any disputes concerning whether a person or entity had sufficient notice of the Chapter 11 Cases, the applicable Bar Date, the hearing on the approval of the Disclosure Statement as containing adequate information, or the Confirmation Hearing for the purpose of determining whether a Claim or Interest is discharged hereunder or for any other purpose; (m) to determine any and all applications, Claims, pending adversary proceedings and contested matters (including, without limitation, any adversary proceeding or other proceeding to recharacterize agreements or reclassify Claims) in these Chapter 11 Cases; Page 35 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 39 of 42 (n) to enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified, or vacated; (o) to seek the issuance of such orders in aid of execution of the Plan, to the extent authorized by section 1142 of the Bankruptcy Code; (p) to consider any modifications of the Plan, to cure any defect or omission, or reconcile any inconsistency in any order of the Bankruptcy Court, including, without limitation, the Confirmation Order; (q) to recover all assets of the Debtors and property of the Estate, wherever located, including any Chapter 5 Causes of Action; (r) to hear and resolve matters concerning state, local, and federal taxes in accordance with sections 346, 505, and 1146 of the Bankruptcy Code, including any request made under section 505 of the Bankruptcy Code for the expedited determination of any unpaid liability of a Debtor for any tax incurred during the administration of the Chapter 11 Cases, for tax periods ending after the Petition Date and through the closing of the Chapter 11 Cases; (s) to hear any other matter not inconsistent with the Bankruptcy Code; (t) to resolve any and all disputes or controversies relating to Distributions to be made, and/or reserves or escrows to be established, under this Plan; (u) to hear and determine all Causes of Action retained by the Liquidating Trust pursuant to Section 6.19 of the Plan; (v) to enter final decrees closing the Chapter 11 Cases; (w) to enforce the injunction granted under Section 10.2 of the Plan; and (x) to approve settlements relating to the above. 11.2 Standing The jurisdiction retained by the Bankruptcy Court may be invoked by the Liquidating Trust, as successor holder of the property of the Debtors and of the property of the Estates, notwithstanding any winding up or dissolution of the Debtors. 11.3 Cram Down. If all of the applicable requirements for Confirmation of the Plan are met as set forth in section 1129(a) of the Bankruptcy Code except for subsection (8) thereof, the Debtors may request the Bankruptcy Court to confirm the Plan pursuant to section 1129(b) of the Bankruptcy Code, notwithstanding the requirements of section 1129(a)(8), on the basis that the Plan is fair and equitable and does not discriminate unfairly with respect to any Impaired Class that does not vote to accept this Plan as described in the Disclosure Statement. Page 36 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 40 of 42 11.4 Modification of the Plan. The Debtors reserve the right to alter, amend or modify the Plan with the consent of the Creditors’ Committee prior to the entry of the Confirmation Order. After the entry of the Confirmation Order, with the consent of the Creditors’ Committee, the Debtors may, upon order of the Bankruptcy Court, alter, amend or modify the Plan in accordance with section 1127(b) of the Bankruptcy Code, or remedy any defect or omission or reconcile any inconsistency in the Plan in such manner as may be necessary to carry out the purpose and intent of the Plan. 11.5 Set-offs. Except as otherwise provided in the Plan, agreements entered into in connection with the Plan, the Confirmation Order, or in agreements previously approved by Final Order of the Bankruptcy Court, the Debtors or, following the Effective Date, the Liquidating Trust, may, but will not be required to, setoff against any Claim and the Distributions made with respect to the Claim, before any Distribution is made on account of such Claim, any and all of the claims, rights and Causes of Action of any nature that the Debtors may hold against the Holder of such Claim; provided, however, that neither the failure to effect such a setoff, the allowance of any Claim hereunder, any other action or omission of the Debtors or the Liquidating Trust, nor shall any provision of the Plan, constitute a waiver or release by the Debtors or the Liquidating Trust of any such claims, rights and Causes of Action that the Debtors or the Liquidating Trust may possess against such Holder. To the extent the Debtors or the Liquidating Trust fail to offset against a Holder of a Claim and seek to collect a claim from the Holder of such Claim after a Distribution to the holder of such Claim pursuant to the Plan, the Debtors or the Liquidating Trust shall be entitled to full recovery on its claim against the holder of such Claim. 11.6 Compromise of Controversies. Pursuant to Bankruptcy Rule 9019, and in consideration for the classification, distribution and other benefits provided under the Plan, the provisions of this Plan shall constitute a good faith compromise and settlement of all Claims or controversies resolved pursuant to the Plan. The entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval of any such compromise or settlement, and the Bankruptcy Court’s findings shall constitute its determination that such compromises and settlements are in the best interests of the Debtors and the Estates. 11.7 Acceptance by Secretary of State. The Confirmation Order shall be deemed to satisfy the requirements of any state or federal office or agency pertaining to the amendment, dissolution or termination of any of the Debtors. Page 37 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 41 of 42 11.8 Withdrawal or Revocation of the Plan. The Debtors reserve the right to revoke or withdraw the Plan prior to the Confirmation Date. If the Plan is revoked or withdrawn, or if the Confirmation Date does not occur, the Plan shall have no force or effect. 11.9 Successors and Assigns. The rights, benefits and obligations of any Entity named or referred to in the Plan shall be binding on, and shall inure to the benefit of, the heirs, executors, administrators, successors and assigns of such Entity. 11.10 Governing Law. Except to the extent that the Bankruptcy Code or Bankruptcy Rules are applicable, the rights and obligations arising under this Plan shall be governed by and construed and enforced in accordance with the laws of the State of New York. 11.11 Notices. All notices, requests or demands for payments provided for in this Plan shall be in writing and shall be deemed to have been received, by mail, if addressed to: (a) The Debtors: Hooper Holmes, Inc. 560 N. Rogers Road Olathe, Kansas 66286 Attn: Mark Clermont with copies to its counsel: Foley & Lardner LLP 1000 Louisiana Street, Suite 2000 Houston, Texas 77002 D: (713) 276-5500 F: (713) 276-5555 Attn: John P. Melko (b) The Liquidating Trust [Trustee contact information] with copies to its counsel: [Counsel contact information] Page 38 9630256v.5 4850-0086-0282.8

18-23302-rdd Doc 292 Filed 12/14/18 Entered 12/14/18 15:16:21 Main Document Pg 42 of 42 Any of the above may, from time to time, change its address for future notices and other communications hereunder by Filing a notice of the change of address with the Bankruptcy Court. Any and all notices given under this Plan shall be effective when received. 11.12 No Admissions. Notwithstanding anything herein to the contrary, nothing contained in the Plan shall be deemed as an admission by any Entity with respect to any matter set forth herein. By: /s/ James E. Fleet______________ Name: James E. Fleet Title: Chief Restructuring Officer Page 39 9630256v.5 4850-0086-0282.8